UNIVERSAL TECHNICAL INSTITUTE, INC. Q2 FY2026 FINANCIAL SUPPLEMENT

This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our Current Reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; regulatory investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our failure to execute on our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under our credit agreements; and other risks that are described from time to time in our public filings. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Forward-Looking Statements 2

Consolidated Q2 2026 Highlights 3 Q2 2026 Revenue $221.4 million Net Income $0.4 million Adjusted EBITDA $14.1 million Diluted Earnings Per Share $0.01 Note: See Company Press Release and Investor Presentation dated May 6, 2026 for more details on guidance, including non-GAAP reconciliations. Revenue increased 6.7% to $221.4 million. Concorde contributed $78.7 million (7.5% YoY growth), while the UTI division contributed $142.7 million (6.3% YoY growth). Total Full-Time Active Students grew 7.2% year-over-year to 26,385 Net Income was $0.4 million or $0.01 per diluted share Baseline adjusted EBITDA was $25.1 million. Including $11.0 million in growth investments, our reported adjusted EBITDA was $14.1 million. Total available liquidity of $202.4 million, including $74.8 million of short-term investments and $40.4 million of remaining capacity on our revolving credit facility— ample reserves for any potential business needs or new opportunities that may arise. The Company reiterated its fiscal 2026 guidance for all metrics The Company remains well-positioned and confident in delivering its 5-year strategic targets of a 10% Revenue CAGR and Adjusted EBITDA approaching $220M by FY2029.

4 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18. 3 Mos. 3/31/26 3 Mos. 3/31/25 YoY Change 6 Mos. 3/31/26 6 Mos. 3/31/25 YoY Change Revenues $221.4 $207.4 6.7% $442.2 $408.9 8.2% Operating expenses $221.1 $190.6 16.0% $426.2 $364.5 16.9% Educational services and facilities $117.4 $102.5 14.6% $227.9 $202.6 12.5% Selling, general and administrative $103.6 $88.1 17.6% $198.3 $161.9 22.5% Income from operations $0.3 $16.9 (98.0)% $16.0 $44.3 (63.8)% Total other income (expense), net $0.0 $0.0 (331.6)% $0.6 $0.0 1678.1% Income tax benefit (expense) $0.1 $(5.4) (100.9)% $(3.3) $(10.8) (69.0)% Net income $0.4 $11.4 (96.2)% $13.3 $33.6 (60.5)% Adjusted EBITDA(1) $14.1 $28.9 (51.0)% $41.3 $64.4 (35.9)% Operating cash flow $4.0 $(0.8) (605.1)% $7.1 $22.2 (68.1)% Adjusted free cash flow(1) $(25.0) $(10.9) 128.8% $(44.2) $8.0 (652.1)% Capital expenditures $30.4 $10.9 177.9% $52.7 $14.3 268.5% Consolidated Q2 2026 Summary Results ($ in millions)

5 Consolidated Statements of Operations Trend ($ in thousands, except EPS) 3 Mos. 3/31/26 3 Mos. 12/31/25 12 Mos. 9/30/25 3 Mos. 9/30/25 3 Mos. 6/30/25 3 Mos. 3/31/25 3 Mos. 12/31/24 12 Mos. 9/30/24 Revenues $ 221,402 $ 220,844 $ 835,616 $ 222,442 $ 204,298 $ 207,447 $ 201,429 $ 732,687 Operating expenses: Educational services and facilities 117,429 110,448 420,491 112,258 105,604 102,488 100,141 384,529 Selling, general and administrative 103,634 94,709 331,656 85,198 84,542 88,106 73,810 289,267 Total operating expenses 221,063 205,157 752,147 197,456 190,146 190,594 173,951 673,796 Income from operations 339 15,687 83,469 24,986 14,152 16,853 27,478 58,891 Total other income (expense), net 44 525 805 573 200 (19) 51 (2,661) Income tax benefit (expense) 50 (3,385) (21,256) (6,803) (3,689) (5,388) (5,376) (14,229) Net Income 433 12,827 63,018 18,756 10,663 11,446 22,153 42,001 Preferred stock dividends — — — — — — — (1,097) Income available for distribution 433 12,827 63,018 18,756 10,663 11,446 22,153 40,904 Income allocated to participating securities — — — — — — — (2,855) Net income available to common shareholders $ 433 $ 12,827 $ 63,018 $ 18,756 $ 10,663 $ 11,446 $ 22,153 $ 38,049 Net income per share, diluted $ 0.01 $ 0.23 $ 1.13 $ 0.34 $ 0.19 $ 0.21 $ 0.40 $ 0.75 EBITDA(1) $ 9,361 $ 24,542 $ 116,692 $ 33,634 $ 22,616 $ 25,000 $ 35,442 $ 88,711 Total Shares Outstanding (Period End) 55,061 55,014 54,430 54,430 54,424 54,406 54,366 53,817 Weighted Average Diluted Shares Outstanding 55,730 55,744 55,615 55,728 55,635 55,442 55,406 50,851 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18.

6 3 Mos. 3 Mos. 12 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 12 Mos. 3/31/26 12/31/25 9/30/25 9/30/25 6/30/25 3/31/25 12/31/24 9/30/24 Revenues 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Operating Expenses: Educational services and facilities 53.0% 50.0% 50.3% 50.5% 51.7% 49.4% 49.8% 52.5% Selling, general and administrative 46.8% 42.9% 39.7% 38.3% 41.4% 42.5% 36.6% 39.5% Total operating expenses 99.8% 92.9% 90.0% 88.8% 93.1% 91.9% 86.4% 92.0% Income from operations 0.2% 7.1% 10.0% 11.2% 6.9% 8.1% 13.6% 8.0% Total other income (expense), net 0.0% 0.2% 0.1% 0.3% 0.1% 0.0% 0.1% (0.4)% Income tax (expense) benefit 0.0% (1.5)% (2.5)% (3.1)% (1.8)% (2.6)% (2.7)% (1.9)% Net Income 0.2% 5.8% 7.6% 8.4% 5.2% 5.5% 11.0% 5.7% Preferred stock dividends —% —% —% —% —% —% —% (0.1)% Income available for distribution 0.2% 5.8% 7.6% 8.4% 5.2% 5.5% 11.0% 5.6% Income allocated to participating securities —% —% —% —% —% —% —% (0.4)% Net income available to common shareholders 0.2% 5.8% 7.6% 8.4% 5.2% 5.5% 11.0% 5.2% EBITDA(1) 4.2% 11.1% 14.0% 15.1% 11.1% 12.1% 17.6% 12.1% Consolidated Results of Operations Trend Percent of Revenue 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18.

7 Quarterly Trend – Segment Key Metrics ($ in millions, except revenue per student amounts) 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3/31/26 12/31/25 9/30/25 6/30/25 3/31/25 3/31/26 12/31/25 9/30/25 6/30/25 3/31/25 UTI UTI UTI UTI UTI Concorde Concorde Concorde Concorde Concorde New student starts 4,110 2,893 7,166 2,829 3,591 3,459 2,556 4,943 2,892 3,059 Y/Y growth/(decline) 14.5% 5.1% 1.4% (3.0)% 26.4% 13.1% (0.2)% 11.7% 9.1% 15.9% Average full-time active students 15,556 16,347 15,207 14,205 14,777 10,829 10,511 9,842 9,552 9,827 Y/Y growth/(decline) 5.3% 5.7% 8.1% 8.9% 7.0% 10.2% 9.5% 8.0% 18.8% 15.5% Revenue per student $9,200 $8,700 $9,500 $9,300 $9,100 $7,300 $7,400 $7,900 $7,600 $7,400 Y/Y growth/(decline) 1.1% 2.4% 2.2% 3.3% 2.2% (1.4)% 1.4% 9.7% 1.3% 2.8% Revenues $142.7 $142.8 $144.6 $131.5 $134.2 $78.7 $78.0 $77.8 $72.8 $73.2 Y/Y growth/(decline) 6.3% 8.6% 10.8% 12.3% 8.8% 7.5% 11.4% 18.2% 20.7% 20.2% Income (loss) from operations $4.2 $15.9 $24.2 $17.7 $17.7 $(0.2) $3.8 $5.0 $1.1 $3.8 Margin 2.9% 11.1% 16.7% 13.5% 13.2% (0.3)% 4.9% 6.4% 1.5% 5.2% Adjusted EBITDA(1) $11.3 $22.7 $30.9 $24.3 $24.2 $2.2 $6.2 $7.3 $3.3 $5.8 Adjusted EBITDA margin 7.9% 15.9% 21.4% 18.5% 18.0% 2.7% 7.9% 9.4% 4.5% 7.9% 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18.

8 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3/31/26 3/31/26 3/31/26 3/31/26 3/31/25 3/31/25 3/31/25 3/31/25 UTI Concorde Corporate Consolidated UTI Concorde Corporate Consolidated Revenues $ 142,719 $ 78,683 $ — $ 221,402 $ 134,228 $ 73,219 $ — $ 207,447 Compensation and Benefits 57,138 37,585 19,722 114,445 52,496 32,788 18,001 103,285 Advertising 21,200 10,045 210 31,455 15,850 7,895 209 23,954 Occupancy 10,584 6,350 936 17,870 9,242 5,891 215 15,348 Student Related 11,965 5,945 — 17,910 8,799 5,583 — 14,382 General Operations 7,737 4,476 5,695 17,908 5,025 5,316 3,202 13,543 Depreciation and amortization 6,642 2,073 330 9,045 5,949 1,850 339 8,138 Professional and Contract Services 2,608 1,280 4,585 8,473 2,553 1,278 4,796 8,627 Other Expenses 2,042 847 1,068 3,957 1,633 684 1,000 3,317 Corporate Support 18,618 10,283 (28,901) — 14,954 8,164 (23,118) — Total Operating Expenses $ 138,534 $ 78,884 $ 3,645 $ 221,063 $ 116,501 $ 69,449 $ 4,644 $ 190,594 Income (loss) from operations $ 4,185 $ (201) $ (3,645) $ 339 $ 17,727 $ 3,770 $ (4,644) $ 16,853 Net income (loss) $ 3,399 $ (245) $ (2,721) $ 433 $ 16,468 $ 3,725 $ (8,747) $ 11,446 EBITDA(1) $ 10,826 $ 1,873 $ (3,338) $ 9,361 $ 23,701 $ 5,620 $ (4,321) $ 25,000 Adjusted EBITDA(1) $ 11,321 $ 2,156 $ 669 $ 14,146 $ 24,204 $ 5,809 $ (1,116) $ 28,897 Adjusted EBITDA margin 7.9% 2.7% —% 6.4% 18.0% 7.9% —% 13.9% 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18. Segment Results of Operations: Second Quarter ($ in thousands)

9 6 Mos. 6 Mos. 6 Mos. 6 Mos. 6 Mos. 6 Mos. 6 Mos. 6 Mos. 3/31/26 3/31/26 3/31/26 3/31/26 3/31/25 3/31/25 3/31/25 3/31/25 UTI Concorde Corporate Consolidated UTI Concorde Corporate Consolidated Revenues $ 285,562 $ 156,684 $ — $ 442,246 $ 265,706 $ 143,170 $ — $ 408,876 Compensation and Benefits 111,429 72,950 38,512 222,891 101,894 64,006 32,151 198,051 Advertising 36,964 19,292 405 56,661 29,527 15,258 398 45,183 Occupancy 21,152 12,599 1,892 35,643 18,326 11,712 441 30,479 Student Related 22,322 11,094 — 33,416 18,840 10,888 — 29,728 General Operations 15,664 8,929 10,644 35,237 8,946 7,861 5,174 21,981 Depreciation and amortization 13,042 4,240 668 17,950 11,900 3,559 678 16,137 Professional and Contract Services 5,197 2,560 8,955 16,712 4,969 2,604 8,868 16,441 Other Expenses 3,892 1,634 2,184 7,710 3,210 1,598 1,737 6,545 Corporate Support 35,863 19,795 (55,658) — 27,833 15,101 (42,934) — Total Operating Expenses $ 265,525 $ 153,093 $ 7,602 $ 426,220 $ 225,445 $ 132,587 $ 6,513 $ 364,545 Income (loss) from operations $ 20,037 $ 3,591 $ (7,602) $ 16,026 $ 40,261 $ 10,583 $ (6,513) $ 44,331 Net income (loss) $ 18,404 $ 3,554 $ (8,698) $ 13,260 $ 37,876 $ 10,508 $ (14,785) $ 33,599 EBITDA(1) $ 33,080 $ 7,831 $ (7,008) $ 33,903 $ 52,212 $ 14,142 $ (5,912) $ 60,442 Adjusted EBITDA(1) $ 34,059 $ 8,330 $ (1,095) $ 41,294 $ 53,161 $ 14,410 $ (3,169) $ 64,402 Adjusted EBITDA margin 11.9% 5.3% —% 9.3% 20.0% 10.1% —% 15.8% 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18. Segment Results of Operations: Year-to-Date ($ in thousands)

10 Consolidated Balance Sheet and Cash Flow Summary ($ in thousands) At: 3/31/26 9/30/25 Cash & cash equivalents $ 87,233 $ 127,361 Short-term investments 74,750 41,784 Total current assets 243,785 246,632 PP&E (net) 324,812 285,852 Right-of-use assets for operating leases 168,880 178,861 Goodwill and intangible assets 49,866 45,811 Notes receivable, less current portion 45,205 41,109 Total assets 852,185 826,139 Operating lease liability, current portion 20,704 16,967 Long term debt, current portion 2,953 2,865 Total current liabilities 207,932 229,671 Operating lease liability 164,780 174,838 Long-term debt 127,781 84,234 Total liabilities 512,280 498,029 Stockholders’ equity 339,905 328,110 Total liabilities & equity $ 852,185 $ 826,139 6 Mos. 3/31/26 6 Mos. 3/31/25 Net cash provided by operating activities $ 7,069 $ 22,173 Purchase of property and equipment (52,661) (14,292) Purchase of investments (53,236) (39,691) Proceeds received upon maturity of investments 23,668 — Net cash used in investing activities (83,446) (53,983) Proceeds from revolving credit facility 100,000 — Payments on revolving credit facility (55,000) (30,000) Payment of term loans and finance leases (1,411) (1,329) Payment of payroll taxes on stock-based compensation through shares withheld (7,735) (4,479) Net cash used in financing activities 35,854 (35,149) Change in cash and restricted cash (40,523) (66,959) Ending balance of cash and restricted cash $ 93,607 $ 100,513

11 Earnings Per Share Trend and Guidance ($ in thousands, except EPS) Guidance Actual Actual Actual Actual Actual Actual Actual Fiscal 2026 Midpoint 3 Mos. 3/31/26 3 Mos. 12/31/25 12 Mos. 9/30/25 3 Mos. 9/30/25 3 Mos. 6/30/25 3 Mos. 3/31/25 3 Mos. 12/31/24 Net Income ~$40,000-45,000 $ 433 $ 12,827 $ 63,018 $ 18,756 $ 10,663 $ 11,446 $ 22,153 Weighted average basic shares outstanding ~55,000 55,033 54,570 54,301 54,425 54,412 54,383 53,987 Basic income per common share ~$0.73-0.82 $ 0.01 $ 0.24 $ 1.16 $ 0.34 $ 0.20 $ 0.21 $ 0.41 Weighted average basic shares outstanding ~55,000 55,033 54,570 54,301 54,425 54,412 54,383 53,987 Dilutive effect related to employee stock plans ~1,300 697 1,175 1,314 1,303 1,223 1,059 1,419 Weighted average diluted shares outstanding ~56,300 55,730 55,745 55,615 55,728 55,635 55,442 55,406 Diluted income per common share ~$0.71-0.80 $ 0.01 $ 0.23 $ 1.13 $ 0.34 $ 0.19 $ 0.21 $ 0.40

12 Leverage Ratios Leverage as of 3/31/2026 Current Loan Balances $130.7M LTM EBITDA $103.3M Cash, Cash Equivalents, and Short-Term Investments $162.0M Gross Leverage Ratio 1.27x Net Leverage Ratio (0.30)x Proforma Leverage 9/30/2026 Note Balances, net (Projected) ~$64.3M LTM EBITDA - FY 2026 Guidance Midpoint ~$116.5M Cash, Cash Equivalents, and Short-Term Investments (Projected) ~$170.0M Gross Leverage Ratio ~0.55x Net Leverage Ratio ~(0.91)x 9/30/2026 proforma leverage calculation is based upon midpoint of the adjusted EBITDA guidance range and projected year-end cash balance, both of which will depend on actual company performance. For a detailed reconciliation of Non-GAAP measures, see slides 14-18. Note: FY2026 proforma cash and debt balances assume the revolving credit facility is not drawn on at year end; however, use of the revolver will continue to be evaluated throughout the year and used as needed to satisfy regulatory requirements &/or debt covenants. Any change to the outstanding revolver balance would affect gross leverage but have no impact on net leverage. Debt as of 3/31/2026 Term Loan: Avondale Campus Original Note Amount $31.2M Inception Date 5/12/2021 Rate* Fixed/Floating Maturity 7 years Current Note Balance $27.0M Term Loan: Lisle Campus Original Note Amount $38.0M Inception Date 4/14/2022 Rate** Fixed/Floating Maturity 7 years Current Note Balance $35.6M Revolving Credit Facility Total Capacity $125.0M Inception Date 11/21/2022 Rate*** Floating Maturity 5 years Current Loan Balance $65.0M *Avondale rate is 50% fixed at 1.45% + 50% Floating @ SOFR plus 2% Margin and a tranche adjustment of 0.046% **Lisle rate is 50% fixed at 4.69% + 50% Floating @ SOFR plus 2% Margin ***Revolver rate is SOFR plus 1.75% to 2.25% Margin based on UTI's Total Leverage

13 In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that the adjustment of these items supplements the GAAP information with a measure that can be used to assess the sustainability of our operating performance. • Restructuring costs: In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT-Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. Both facilities will remain in use, operated by UTI-Houston post-consolidation. As of March 31, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. • Facility lease accounting adjustments: During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the SEC. Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. Use of Non-GAAP Financial Information

14 QUARTER-TO-DATE 3 Mos. 3/31/26 3 Mos. 12/31/25 12 Mos. 9/30/25 3 Mos. 9/30/25 3 Mos. 6/30/25 3 Mos. 3/31/25 3 Mos. 12/31/24 12 Mos. 9/30/24 Net income, as reported $ 433 $ 12,827 $ 63,018 $ 18,756 $ 10,663 $ 11,446 $ 22,153 $ 42,001 Interest (income) expense, net (67) (575) (540) (431) (51) 28 (86) 3,157 Income tax (benefit) expense (50) 3,385 21,256 6,803 3,689 5,388 5,376 14,229 Depreciation and amortization 9,045 8,905 32,958 8,506 8,315 8,138 7,999 29,324 EBITDA $ 9,361 $ 24,542 $ 116,692 $ 33,634 $ 22,616 $ 25,000 $ 35,442 $ 88,711 Stock-based compensation expense 3,901 2,555 9,151 2,749 2,658 3,024 720 8,560 Integration related costs for completed acquisitions(1) 884 51 (304) 396 — — (700) 6,049 Acquisition related costs(2) — — 873 — — 873 — — Restructuring costs(3) — — 43 — — — 43 185 Facility lease accounting adjustments(4) — — — — — — — (650) Adjusted EBITDA, non-GAAP $ 14,146 $ 27,148 $ 126,455 $ 36,779 $ 25,274 $ 28,897 $ 35,505 $ 102,855 Consolidated Adjusted EBITDA Reconciliation ($ in thousands) 1. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 2. Costs related to both announced and potential acquisition targets. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of March 31, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges. 4. Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.

15 YEAR-TO-DATE 6 Mos. 3/31/26 3 Mos. 12/31/25 12 Mos. 9/30/25 9 Mos. 6/30/25 6 Mos. 3/31/25 3 Mos. 12/31/24 12 Mos. 9/30/24 Net income, as reported $ 13,260 $ 12,827 $ 63,018 $ 44,262 $ 33,599 $ 22,153 $ 42,001 Interest (income) expense, net (642) (575) (540) (109) (58) (86) 3,157 Income tax expense 3,335 3,385 21,256 14,453 10,764 5,376 14,229 Depreciation and amortization 17,950 8,905 32,958 24,452 16,137 7,999 29,324 EBITDA $ 33,903 $ 24,542 $ 116,692 $ 83,058 $ 60,442 $ 35,442 $ 88,711 Stock-based compensation expense 6,456 2,555 9,151 6,402 3,744 720 8,560 Integration related costs for completed acquisitions(1) 935 51 (304) (700) (700) (700) 6,049 Acquisition related costs(2) — — 873 873 873 — — Restructuring costs(3) — — 43 43 43 43 185 Facility lease accounting adjustments(4) — — — — — — (650) Adjusted EBITDA, non-GAAP $ 41,294 $ 27,148 $ 126,455 $ 89,676 $ 64,402 $ 35,505 $ 102,855 Consolidated Adjusted EBITDA Reconciliation ($ in thousands) 1. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 2. Costs related to both announced and potential acquisition targets. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of March 31, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges. 4. Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.

16 Adjusted EBITDA Reconciliation By Segment ($ in thousands) QUARTER-TO-DATE 3 Mos. 3/31/26 3 Mos. 3/31/25 3 Mos. 3/31/26 3 Mos. 3/31/25 3 Mos. 3/31/26 3 Mos. 3/31/25 UTI UTI Concorde Concorde Corporate Corporate Net income (loss), as reported $ 3,399 $ 16,468 $ (245) $ 3,725 $ (2,721) $ (8,747) Interest expense (income), net 785 1,262 45 45 (897) (1,279) Income tax (benefit) expense — — — — (50) 5,388 Depreciation and amortization 6,642 5,971 2,073 1,850 330 317 EBITDA $ 10,826 $ 23,701 $ 1,873 $ 5,620 $ (3,338) $ (4,321) Stock-based compensation expense 495 503 283 189 3,123 2,332 Integration related costs for completed acquisitions — — — — 884 — Acquisition related costs(1) — — — — — 873 Adjusted EBITDA, non-GAAP $ 11,321 $ 24,204 $ 2,156 $ 5,809 $ 669 $ (1,116) 1. Costs related to both announced and potential acquisition targets.

17 Adjusted EBITDA Reconciliation By Segment ($ in thousands) YEAR-TO-DATE 6 Mos. 3/31/26 6 Mos. 3/31/25 6 Mos. 3/31/26 6 Mos. 3/31/25 6 Mos. 3/31/26 6 Mos. 3/31/25 UTI UTI Concorde Concorde Corporate Corporate Net income (loss), as reported $ 18,404 $ 37,876 $ 3,554 $ 10,508 $ (8,698) $ (14,785) Interest expense (income), net 1,634 2,394 37 75 (2,313) (2,527) Income tax expense — — — — 3,335 10,764 Depreciation and amortization 13,042 11,942 4,240 3,559 668 636 EBITDA $ 33,080 $ 52,212 $ 7,831 $ 14,142 $ (7,008) $ (5,912) Stock-based compensation expense 979 906 499 268 4,978 2,570 Integration related costs for completed acquisitions(1) — — — — 935 (700) Acquisition related costs(2) — — — — — 873 Restructuring costs(3) — 43 — — — — Adjusted EBITDA, non-GAAP $ 34,059 $ 53,161 $ 8,330 $ 14,410 $ (1,095) $ (3,169) 1. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 2. Costs related to both announced and potential acquisition targets. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of March 31, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges.

18 3 Mos. 3/31/26 3 Mos. 3/31/25 6 Mos. 3/31/26 6 Mos. 3/31/25 Cash flow provided by operating activities, as reported $3,985 $(789) $7,069 $22,173 Purchase of property and equipment (30,419) (10,947) (52,661) (14,292) Free cash flow, non-GAAP $(26,434) $(11,736) $(45,592) $7,881 Adjustments: Cash outflow (inflow) for integration-related costs for completed acquisitions(1) 1,389 — 1,440 (700) Cash outflow for acquisition-related costs(2) — 761 — 761 Cash outflow for restructuring costs and property and equipment(3) — 27 — 55 Adjusted free cash flow, non-GAAP $(25,045) $(10,948) $(44,152) $7,997 1. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 2. Costs related to both announced and potential acquisition targets. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of March 31, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges. Consolidated Adjusted Free Cash Flow ($ in thousands)

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